                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 18, 2000



                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




          MASSACHUSETTS                       0-14680                       06-1047163
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (617) 252-7500

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As reported on our current report on Form 8-K dated December 18, 2000 (filed January 2, 2001), effective December 18, 2000, we completed the acquisition of Biomatrix, Inc. ("Biomatrix"). The acquisition was structured as a merger of Biomatrix with and into one of our wholly-owned subsidiaries pursuant to an Agreement and Plan of Merger, dated as of March 6, 2000 among Genzyme Corporation ("Genzyme"), Seagull Merger Corporation and Biomatrix, as amended.

         Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the current report on Form 8-K dated December 18, 2000 to include (1) the financial statements of Biomatrix required by Item 7(a) of this Form 8-K and
(2) the pro forma financial information required by Item 7(b) of this Form
8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The audited financial statements of Biomatrix as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, including the report of independent auditors, were previously reported in the Annual Report on Form 10-K of Biomatrix (the "Biomatrix 10-K") for the fiscal year ended December 31, 1999 (filed on March 30,
         2000), as amended on April 26, 2000 and October 26, 2000, on pages F-1 to F-21 of the Biomatrix 10-K and are incorporated herein by reference. These audited financial statements as reported on pages F-1 to F-21 of the Biomatrix 10-K are also filed herewith as Exhibit 99.1.

         The unaudited financial statements of Biomatrix as of and for the nine months ended September 30, 2000 and 1999 were previously reported in the Quarterly Report on Form 10-Q of Biomatrix (the "Biomatrix 10-Q") for the quarter ended September 30, 2000 (filed on November 14, 2000) on pages 3 to 14 of the Biomatrix 10-Q and are incorporated herein by reference. These unaudited financial statements as reported on pages
         3 to 14 of the Biomatrix 10-Q are also filed herewith as Exhibit 99.2.

 (b)     PRO FORMA Financial Information.

         Genzyme hereby files the pro forma financial information beginning on page 5 herein.

 (c)     Exhibits:

         2 Agreement and Plan of Merger, dated as of March 6, 2000, among Genzyme, Seagull Merger Corporation and Biomatrix, as amended. Previously filed as Annex A to Amendment No. 2 to Genzyme's Registration Statement on Form S-4 (Commission File No. 333-34972) filed with the SEC on October 27, 2000 and incorporated herein by reference.

         23       Consent of PricewaterhouseCoopers LLP.  Filed herewith.

         99.1 The audited financial statements of Biomatrix as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, including the report of independent auditors (as reported on pages F-1 to F-21 of the Annual Report on Form 10-K of Biomatrix for the fiscal year ended December 31, 1999 (filed on March 30, 2000), as amended on April 26, 2000 and October 26, 2000)). Filed herewith.

         99.2 The unaudited financial statements of Biomatrix as of and for the nine months ended September 30, 2000 and 1999 (as reported on pages 3 to 14 of the Quarterly Report on Form 10-Q of Biomatrix for the quarter ended September 30, 2000 (filed on November 14, 2000)). Filed herewith.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GENZYME CORPORATION



Dated: March 2, 2001              By:  /s/ Michael S. Wyzga
                                       ---------------------------------------
                                       Michael S. Wyzga, Senior Vice President
                                       Finance, Chief Financial Officer,
                                       Corporate Controller and
                                       Chief Accounting Officer

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    On December 14, 2000, Genzyme completed the acquisition of GelTex Pharmaceuticals, Inc. ("Geltex"). The acquisition was structured as a merger of GelTex with and into one of Genzyme's wholly-owned subsidiaries pursuant to an Agreement and Plan of Merger, dated as of September 11, 2000 among Genzyme, Titan Acquisition Corp. and GelTex, as amended.

    On December 18, 2000, Genzyme completed the acquisition of Biomatrix. The acquisition was structured as a merger of Biomatrix with and into one of Genzyme's wholly-owned subsidiaries pursuant to an Agreement and Plan of Merger, dated as of March 6, 2000 among Genzyme, Seagull Merger Corporation and Biomatrix, as amended. Concurrent with the completion of Genzyme's acquisition of Biomatrix, Genzyme amended its charter to create Genzyme Biosurgery Division Common Stock ("Biosurgery Stock") and eliminate Genzyme Surgical Products Division Common Stock ("Surgical Products Stock") and Genzyme Tissue Repair Division Common Stock ("Tissue Repair Stock").

    The following unaudited pro forma combined financial information describes the pro forma effect of Genzyme's merger with GelTex and Genzyme's merger with Biomatrix on the

    - unaudited statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 and

    - unaudited balance sheet as of September 30, 2000

of both Genzyme and Genzyme Biosurgery, the division of Genzyme to which the assets and liabilities and operations of Biomatrix were allocated. In addition, the Genzyme pro forma statement of operations for the year ended December 31, 1999 reflects the change in earnings allocations resulting from the June 1999 distribution of Surgical Products Stock as if it took place on January 1, 1999. The purpose of this pro forma financial information is to demonstrate how the combined financial statements of these businesses might have appeared if each of the mergers had been completed at the beginning of the periods presented.

    To determine earnings per share, Genzyme allocates its earnings to each series of its common stock based on the earnings attributable to that series of stock. The earnings attributable to each series of stock are defined in Genzyme's charter as the net income or loss of the corresponding division determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from the division in accordance with Genzyme's management and accounting policies. Genzyme's charter also requires that all income and expenses of Genzyme be allocated among the divisions in a reasonable and consistent manner. Genzyme's board of directors, however, retains considerable discretion in determining the types, magnitudes and extent of allocations to each series of common stock without shareholder approval.

    Because the earnings allocated to Genzyme Biosurgery Stock are based on the income or losses attributable to Genzyme Biosurgery, Genzyme included pro forma financial statements of Genzyme Biosurgery to aid investors in evaluating its performance.

    Holders of Genzyme Biosurgery Stock have no specific rights to the assets allocated to Genzyme Biosurgery. Genzyme Corporation continues to hold title to all of the assets allocated to Genzyme Biosurgery and is responsible for all of its liabilities, regardless of what Genzyme deems for financial statement presentation purposes as allocated to any division. Holders of Genzyme Biosurgery Stock, as common stockholders, are therefore subject to the risks of investing in the businesses, assets and liabilities of Genzyme, as a whole.

    Genzyme has prepared the pro forma financial information using the purchase method of accounting for both mergers. For the combination of Genzyme Surgical Products and Genzyme Tissue

Repair into Genzyme Biosurgery, no adjustments were made to the book values of their net assets because these two divisions are controlled by Genzyme.

    Genzyme expects to have reorganization and restructuring expenses as well as potential operating efficiencies as a result of combining the companies. The unaudited pro forma information does not reflect these potential expenses and efficiencies.

    MERGER WITH GELTEX

    As a result of the merger with GelTex, each share of GelTex common stock was converted into the right to receive either $47.50 in cash or 0.7272 of a share of Genzyme General Stock. GelTex stockholders were entitled to submit an election form on which they indicated their preferred form of merger consideration prior to the closing of the merger. Because under the merger agreement with GelTex not more than 50% of the outstanding shares of GelTex common stock were to be converted into cash or a fraction of a share of Genzyme General Stock, and more than 50% of the GelTex stockholders elected to receive Genzyme General Stock, the merger consideration was prorated. After proration, each share of GelTex common stock for which a valid stock election was submitted was converted into $22.59 in cash and 0.3813 of a share of Genzyme General Stock. All other GelTex stockholders are entitled to receive $47.50 in cash for each share of GelTex common stock that they own. Cash is payable in lieu of any fractional shares of Genzyme General Stock otherwise issuable in the merger for a price equal to the fraction times $95.5625.

    Cash payments to GelTex stockholders in the merger were approximately
$515.2 million. Genzyme funded a portion of this amount through borrowings under senior credit facilities. Genzyme allocated the amounts borrowed and the associated interest expense to Genzyme General.

    Additionally, each option and warrant to purchase shares of GelTex common stock outstanding immediately before the effective time of the merger was assumed by Genzyme after the merger and became an option or warrant to acquire Genzyme General Stock. The conversion of options to purchase GelTex common stock was accounted for in accordance with Financial Accounting Standards Board Interpretation No. 44 ("FIN 44").

    TRACKING STOCK EXCHANGES

    In connection with the merger with Biomatrix, Genzyme effected an exchange of its tracking stock whereby outstanding shares of Tissue Repair Stock and Surgical Products Stock converted into Biosurgery Stock, the dividend and other provisions of which are designed to track the financial performance of the Genzyme Biosurgery division. Holders of Tissue Repair Stock and Surgical Products Stock, therefore, remain holders of Genzyme common stock, but hold a security whose dividend and other provisions are designed to track a different subset of Genzyme's operations and assets. Additionally, the votes and liquidation units per share of their holdings changed.

    The earnings attributable to Biosurgery Stock are defined in Genzyme's charter as the net income or loss of Genzyme Biosurgery determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from Genzyme Biosurgery in accordance with Genzyme's management and accounting policies. Prior to the tracking stock exchange, the earnings attributable to Surgical Products Stock and Tissue Repair Stock were defined in Genzyme's charter as the net income or loss of Genzyme Surgical Products and Genzyme Tissue Repair, respectively, determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from the division. Accordingly, the merger and tracking stock exchanges will involve a change in Genzyme's methodology for allocating its earnings to its series of common stock.

    MERGER WITH BIOMATRIX

    Under the Biomatrix merger agreement, Biomatrix stockholders were entitled to submit, on or before December 6, 2000, an election form on which they indicated their preferred form of merger consideration. A stockholder could elect to receive for each share of Biomatrix common stock held either the "standard consideration" of $10.50 and 0.7162 of a share of Biosurgery Stock, the "stock consideration" of one share of Biosurgery Stock, or the "cash consideration" of $37.00. A stockholder failing to submit a valid election would receive the standard consideration. Under the merger agreement, the cash consideration amount of $37.00 per share would be prorated if the final elections would result in more than 28.38% of the outstanding shares of Biomatrix common stock being convertible into cash. A proration was required, and consequently each share of Biomatrix common stock that validly elected the cash consideration converted into a right to receive $11.03 in cash and 0.7169 of a share of Genzyme Biosurgery Stock. In lieu of issuing any fractional shares of Genzyme Biosurgery Stock, Genzyme is paying cash in an amount equal to the share fraction multiplied by $11.79.

    To ensure that the value of all Biosurgery Stock issued in the merger was at least 45% of the total merger consideration, the number of shares of Biomatrix common stock exchanged for shares of Biosurgery Stock in the merger was to be increased and the number of shares of Biomatrix common stock exchanged for cash was to be decreased if the value of Biosurgery Stock was below approximately $12.00 per share closing. The purpose of this adjustment was to preserve the status of the merger as a reorganization for U.S. federal income tax purposes. The value of Biosurgery Stock at closing was determined by the Genzyme board of directors to be $11.79 per share and, accordingly, such an adjustment occurred. The change in the number of shares exchanged created a new measurement date for the transaction at the closing date. The attached pro forma financial statements reflect the impact of this new measurement date. Upon completion of the tracking stock exchanges, each outstanding share of Surgical Products Stock converted into the right to receive 0.6060 of a share of Biosurgery Stock and each outstanding share of Tissue Repair Stock converted into the right to receive
0.3352 of a share of Biosurgery Stock. Additionally, all outstanding options to purchase Surgical Products Stock, Tissue Repair Stock and Biomatrix common stock converted into options to purchase Biosurgery Stock at the respective conversion rates. The conversion of options to purchase Biomatrix common stock will be accounted for in accordance with FIN 44.

    These unaudited pro forma balance sheets and statements of operations are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the mergers been completed on the assumed date or for the periods presented, or which may be obtained in the future. To produce the pro forma financial information, Genzyme allocated the purchase price using its best estimates. The unaudited pro forma balance sheets and statements of operations should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of each of Genzyme, GelTex and Biomatrix. For Genzyme, those financial statements are included in Genzyme's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (filed on November 14, 2000) and its Annual Report on Form 10-K for the year ended December 31, 1999 (filed on March 30, 2000), as amended on June 28, 2000 and October 17, 2000. For GelTex those financial statements are included in GelTex's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (filed on November 14, 2000) and its Annual Report on Form 10-K for the year ended December 31, 1999 (filed on March 30, 2000), as amended on November 7, 2000. For Biomatrix, those financial statements are included in Biomatrix's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (filed on November 14, 2000) and its Annual Report on Form 10-K for the year ended December 31, 1999 (filed on March 30, 2000), as amended on April 26, 2000 and October 26, 2000 which are filed as Exhibits 99.2 and 99.1, respectively, to this report on Form 8-K, as amended.

                      GENZYME CORPORATION AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                     PRO FORMA
                                                                                                      GENZYME
                                          HISTORICAL                                                CORPORATION
                                            GENZYME       HISTORICAL       PRO FORMA      NOTE          AND       HISTORICAL
                                          CORPORATION   BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE    BIOMATRIX      GELTEX
                                          -----------   ---------------   -----------   ---------   -----------   ----------
Revenues:
  Net product sales.....................   $ 683,482       $ 72,000        $     --                  $ 755,482     $     --
  Net service sales.....................      79,448             --              --                     79,448           --
  Collaborative joint venture project
    reimbursement.......................          --             --              --                         --        5,781
  Revenues from research and development
    contracts:
    Related parties.....................       2,012             --              --                      2,012           --
    Other...............................       7,346             --              --                      7,346       10,668
  Income from licenses, royalties,
    research contracts and grants.......          --          7,700              --                      7,700           --
                                           ---------       --------        --------                  ---------     --------
    Total revenues......................     772,288         79,700              --                    851,988       16,449
                                           ---------       --------        --------                  ---------     --------

Operating costs and expenses:
  Cost of products sold.................     182,337         21,100          11,330         B7         214,767           --
  Cost of services sold.................      49,444             --              --                     49,444           --
  Selling, general and administrative...     242,797         18,500              22         B7
                                                                               (110)        B7         261,209        6,935

  Collaborative joint venture project
    costs...............................          --             --              --                         --        5,781
  Research and development (including
    research and development relating to
    contracts)..........................     150,516          9,100                                    159,616       32,602
  Amortization of intangibles...........      24,674             --          37,080         B6          61,754           --
  Purchase of in-process research and
    development.........................       5,436             --              --                      5,436        9,530
                                           ---------       --------        --------                  ---------     --------
    Total operating costs and
      expenses..........................     655,204         48,700          48,322                    752,226       54,848
                                           ---------       --------        --------                  ---------     --------
Operating income (loss).................     117,084         31,000         (48,322)                    99,762      (38,399)
                                           ---------       --------        --------                  ---------     --------

Other income (expenses):
  Equity in net loss of unconsolidated
    affiliates..........................     (42,696)            --              --                    (42,696)      (7,937)
  Gain on affiliate sale of stock.......       6,683             --              --                      6,683           --
  Gain on sale of investment in equity
    securities..........................       1,963             --              --                      1,963           --
  Gain on sale of product line..........       8,018             --              --                      8,018           --
  Minority interest.....................       3,674             --              --                      3,674           --
  Charge for impaired investments.......      (5,712)            --              --                     (5,712)          --
  Other.................................      14,527             --              --                     14,527           --
  Investment income.....................      36,158          1,500          (2,857)       B11          34,801        4,372
  Interest expense......................     (21,771)        (1,500)        (15,000)       B11         (38,271)        (485)
                                           ---------       --------        --------                  ---------     --------
    Total other income (expenses).......         844             --         (17,857)                   (17,013)      (4,050)
                                           ---------       --------        --------                  ---------     --------
Income (loss) before income taxes.......     117,928         31,000         (66,179)                    82,749      (42,449)
Income tax (provision) benefit..........     (46,947)       (12,400)         20,338        B10         (39,009)          --
                                           ---------       --------        --------                  ---------     --------
Net income (loss).......................   $  70,981       $ 18,600        $(45,841)                 $  43,740     $(42,449)
                                           =========       ========        ========                  =========     ========


                                                                       PRO FORMA
                                                                        GENZYME
                                           PRO FORMA      NOTE      CORPORATION AND
                                          ADJUSTMENTS   REFERENCE    SUBSIDIARIES
                                          -----------   ---------   ---------------
Revenues:
  Net product sales.....................   $  17,676         G12       $ 773,158
  Net service sales.....................          --                      79,448
  Collaborative joint venture project
    reimbursement.......................      (5,781)        G11              --
  Revenues from research and development
    contracts:
    Related parties.....................       1,557         G12           3,569
    Other...............................          --                      18,014
  Income from licenses, royalties,
    research contracts and grants.......          --                       7,700
                                           ---------                   ---------
    Total revenues......................      13,452                     881,889
                                           ---------                   ---------
Operating costs and expenses:
  Cost of products sold.................       8,156          G8
                                               6,847         G12         229,770
  Cost of services sold.................          --                      49,444
  Selling, general and administrative...
                                              18,624         G12
                                               1,743          G8
                                               1,837          G8         290,348
  Collaborative joint venture project
    costs...............................      (5,781)        G11
  Research and development (including
    research and development relating to
    contracts)..........................       7,348          G8
                                              11,154         G12         210,720
  Amortization of intangibles...........      62,350     G7, G12         124,104
  Purchase of in-process research and
    development.........................          --                      14,966
                                           ---------                   ---------
    Total operating costs and
      expenses..........................     112,278                     919,352
                                           ---------                   ---------
Operating income (loss).................     (98,826)                    (37,463)
                                           ---------                   ---------
Other income (expenses):
  Equity in net loss of unconsolidated
    affiliates..........................       7,937         G12
                                               8,107         G12         (34,589)
  Gain on affiliate sale of stock.......          --                       6,683
  Gain on sale of investment in equity
    securities..........................          --                       1,963
  Gain on sale of product line..........          --                       8,018
  Minority interest.....................          --                       3,674
  Charge for impaired investments.......          --                      (5,712)
  Other.................................          --                      14,527
  Investment income.....................     (19,901)        G10
                                                 166         G12          19,438
  Interest expense......................     (10,981)        G10         (49,737)
                                           ---------                   ---------
    Total other income (expenses).......     (14,672)                    (35,735)
                                           ---------                   ---------
Income (loss) before income taxes.......    (113,498)                    (73,198)
Income tax (provision) benefit..........      45,050         G13           6,041
                                           ---------                   ---------
Net income (loss).......................   $ (68,448)                  $ (67,157)
                                           =========                   =========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                           PRO FORMA
                                                                                            GENZYME
                                     HISTORICAL    HISTORICAL                             CORPORATION
                                       GENZYME     BIOMATRIX,    PRO FORMA      NOTE          AND       HISTORICAL    PRO FORMA
                                     CORPORATION      INC.      ADJUSTMENTS   REFERENCE    BIOMATRIX      GELTEX     ADJUSTMENTS
                                     -----------   ----------   -----------   ---------   -----------   ----------   -----------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......   $142,077                   $      --                 $ 142,077                  $(110,897)
  Genzyme Surgical Products net
    loss...........................    (27,523)                     27,523       B13              --
  Tax benefit allocated from
    Genzyme Molecular Oncology.....      7,812                                                 7,812
  Tax benefit allocated from
    Genzyme Surgical Products......     16,128                     (16,128)      B12              --
  Tax benefit allocated from
    Genzyme Tissue Repair..........     10,866                     (10,866)      B12              --
  Tax benefit allocated from
    Genzyme Biosurgery.............         --                      21,023       B12          21,023
                                      --------                   ---------                 ---------                  ---------
  Net income allocated to Genzyme
    General Stock..................   $149,360                   $  21,552                 $ 170,912                  $(110,897)
                                      ========                   =========                 =========                  =========
  Net income per share of Genzyme
    General Stock:
    Basic..........................   $   1.80                                             $    2.06
                                      ========                                             =========
    Diluted........................   $   1.71                                             $    1.94
                                      ========                                             =========
  Weighted average shares
    outstanding:
    Basic..........................     83,092                                                83,092                      6,182
                                      ========                                             =========                  =========
    Diluted........................     93,228                                                93,228                       (537)
                                      ========                                             =========                  =========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................   $(28,832)                                            $ (28,832)
                                      ========                                             =========
  Net loss per share of Molecular
    Oncology Stock -- basic and
    diluted........................   $  (2.25)                                            $   (2.25)
                                      ========                                             =========
  Weighted average shares
    outstanding....................     12,826                                                12,826
                                      ========                                             =========
  ALLOCATED TO SURGICAL PRODUCTS
    STOCK:
  Net loss.........................   $(20,514)                  $  20,514        B9       $      --
                                      ========                   =========                 =========
  Net loss per share of Surgical
    Products Stock --basic and
    diluted........................   $  (1.38)                  $    1.38        B9       $      --
                                      ========                   =========                 =========
  Weighted average shares
    outstanding....................     14,835                     (14,835)       B8              --
                                      ========                   =========                 =========
  ALLOCATED TO TISSUE REPAIR STOCK:
  Net loss.........................   $(30,040)                  $  30,040        B9       $      --
                                      ========                   =========                 =========
  Net loss per share of Tissue
    Repair Stock --basic and
    diluted........................   $  (1.26)                  $    1.26        B9       $      --
                                      ========                   =========                 =========
  Weighted average shares
    outstanding....................     23,807                     (23,807)       B8              --
                                      ========                   =========                 =========
  BIOMATRIX, INC.:
  Net income.......................                 $18,600      $ (18,600)       B9       $      --
                                                    =======      =========                 =========
  Net income per Biomatrix common
    share-basic....................                 $  0.81      $   (0.81)       B9       $      --
                                                    =======      =========                 =========
  Weighted average shares
    outstanding....................                  22,959        (22,959)       B8              --
                                                    =======      =========                 =========
  Net income per Biomatrix common
    and common equivalent
    share-diluted..................                 $  0.76      $   (0.76)       B9       $      --
                                                    =======      =========                 =========
  Adjusted weighted average shares
    outstanding....................                  24,350        (24,350)       B8              --
                                                    =======      =========                 =========
  ALLOCATED TO BIOSURGERY STOCK:
  Net loss.........................                              $ (99,347)       B9       $ (99,347)
                                                                 =========                 =========
  Net loss per share of Biosurgery
    Stock --basic and diluted......                              $   (2.97)       B9       $   (2.97)
                                                                 =========                 =========
  Weighted average shares
    outstanding....................                                 33,494        B9          33,494
                                                                 =========                 =========
  GELTEX PHARMACEUTICALS, INC.:
  Net loss.........................                                                                      $(42,449)    $  42,449
                                                                                                         ========     =========
  Net loss per share of GelTex
    common stock--basic and
    diluted........................                                                                      $  (2.50)    $    2.50
                                                                                                         ========     =========
  Weighted average shares
    outstanding....................                                                                        17,003       (17,003)
                                                                                                         ========     =========

                                                  PRO FORMA
                                                   GENZYME
                                                 CORPORATION
                                       NOTE          AND
                                     REFERENCE   SUBSIDIARIES
                                     ---------   ------------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......               $  31,180
  Genzyme Surgical Products net
    loss...........................                      --
  Tax benefit allocated from
    Genzyme Molecular Oncology.....                   7,812
  Tax benefit allocated from
    Genzyme Surgical Products......                      --
  Tax benefit allocated from
    Genzyme Tissue Repair..........                      --
  Tax benefit allocated from
    Genzyme Biosurgery.............                  21,023
                                                  ---------
  Net income allocated to Genzyme
    General Stock..................               $  60,015
                                                  =========
  Net income per share of Genzyme
    General Stock:
    Basic..........................               $    0.67
                                                  =========
    Diluted........................               $    0.65
                                                  =========
  Weighted average shares
    outstanding:
    Basic..........................      G9          89,274
                                                  =========
    Diluted........................      G9          92,691
                                                  =========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................               $ (28,832)
                                                  =========
  Net loss per share of Molecular
    Oncology Stock -- basic and
    diluted........................               $   (2.25)
                                                  =========
  Weighted average shares
    outstanding....................                  12,826
                                                  =========
  ALLOCATED TO SURGICAL PRODUCTS
    STOCK:
  Net loss.........................               $      --
                                                  =========
  Net loss per share of Surgical
    Products Stock --basic and
    diluted........................               $      --
                                                  =========
  Weighted average shares
    outstanding....................                      --
                                                  =========
  ALLOCATED TO TISSUE REPAIR STOCK:
  Net loss.........................               $      --
                                                  =========
  Net loss per share of Tissue
    Repair Stock --basic and
    diluted........................               $      --
                                                  =========
  Weighted average shares
    outstanding....................                      --
                                                  =========
  BIOMATRIX, INC.:
  Net income.......................               $      --
                                                  =========
  Net income per Biomatrix common
    share-basic....................               $      --
                                                  =========
  Weighted average shares
    outstanding....................                      --
                                                  =========
  Net income per Biomatrix common
    and common equivalent
    share-diluted..................               $      --
                                                  =========
  Adjusted weighted average shares
    outstanding....................                      --
                                                  =========
  ALLOCATED TO BIOSURGERY STOCK:
  Net loss.........................               $ (99,347)
                                                  =========
  Net loss per share of Biosurgery
    Stock --basic and diluted......               $   (2.97)
                                                  =========
  Weighted average shares
    outstanding....................                  33,494
                                                  =========
  GELTEX PHARMACEUTICALS, INC.:
  Net loss.........................     G14       $      --
                                                  =========
  Net loss per share of GelTex
    common stock--basic and
    diluted........................     G14       $      --
                                                  =========
  Weighted average shares
    outstanding....................      G9              --
                                                  =========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                                                                                                   PRO FORMA
                                                                                                    GENZYME
                                  HISTORICAL                                                      CORPORATION
                                    GENZYME         HISTORICAL        PRO FORMA        NOTE           AND        HISTORICAL
                                  CORPORATION    BIOMATRIX, INC.     ADJUSTMENTS    REFERENCE      BIOMATRIX       GELTEX
                                 -------------   ----------------   -------------   ----------   -------------   ----------
Revenues:
  Net product sales............    $ 592,505         $ 57,300         $     --                     $ 649,805      $     --
  Net service sales............       62,280               --               --                        62,280            --
  Collaborative joint venture
    project reimbursement......           --               --               --                            --         3,841
  Revenues from research and
    development contracts:
    Related parties............          245                                                             245            --
    Other......................        4,372               --               --                         4,372        33,070
  Income from licenses,
    royalties, research
    contracts and grants.......           --            9,100               --                         9,100            --
                                   ---------         --------         --------                     ---------      --------
      Total revenues...........      659,402           66,400               --                       725,802        36,911
                                   ---------         --------         --------                     ---------      --------

Operating costs and expenses:
  Cost of products sold........      165,631           17,100                                        182,731            --
  Cost of services sold........       35,886               --                                         35,886            --
  Selling, general and
    administrative.............      195,358           20,800               17          B7
                                                                           (83)         B7           216,092         7,507

  Collaborative joint venture
    project costs..............           --               --               --                            --         3,841
  Research and development
    (including research and
    development related to
    contracts).................      123,954            7,600                                        131,554        21,587
  Amortization of
    intangibles................       15,191                            27,703          B6            42,894            --
                                   ---------         --------         --------                     ---------      --------
      Total operating costs and
        expenses...............      536,020           45,500           27,637                       609,157        32,935
                                   ---------         --------         --------                     ---------      --------

Operating income (loss)........      123,382           20,900          (27,637)                      116,645         3,976
                                   ---------         --------         --------                     ---------      --------

Other income (expenses):
  Equity in net loss of
    unconsolidated
    subsidiaries...............      (30,866)              --               --                       (30,866)          196
  Gain on affiliate sale of
    stock......................       22,689               --               --                        22,689            --
  Minority interest............        3,185               --               --                         3,185            --
  Gain on sale of investment in
    equity securities..........       22,709               --               --                        22,709            --
  Other........................        5,185               --               --                         5,185            --
  Investment income............       33,333            2,300           (2,143)        B11            33,490         4,331
  Interest expense.............      (12,785)            (700)         (11,250)        B11           (24,735)           --
                                   ---------         --------         --------                     ---------      --------
      Total other income
        (expenses).............       43,450            1,600          (13,393)                       31,657         4,527
                                   ---------         --------         --------                     ---------      --------

Income (loss) before income
  taxes........................      166,832           22,500          (41,030)                      148,302         8,503
Income tax (provision)
  benefit......................      (51,101)          (9,200)          12,138         B10           (48,163)           --
                                   ---------         --------         --------                     ---------      --------
Net income (loss)..............    $ 115,731         $ 13,300         $(28,892)                    $ 100,139      $  8,503
                                   =========         ========         ========                     =========      ========

                                                                PRO FORMA
                                                                 GENZYME
                                                               CORPORATION
                                   PRO FORMA        NOTE           AND
                                  ADJUSTMENTS    REFERENCE    SUBSIDIARIES
                                 -------------   ----------   -------------
Revenues:
  Net product sales............    $   6,166           G12      $ 655,971
  Net service sales............           --                       62,280
  Collaborative joint venture
    project reimbursement......       (3,841)          G11             --
  Revenues from research and
    development contracts:
    Related parties............           --                          245
    Other......................           15           G12         37,457
  Income from licenses,
    royalties, research
    contracts and grants.......           --                        9,100
                                   ---------                    ---------
      Total revenues...........        2,340                      765,053
                                   ---------                    ---------
Operating costs and expenses:
  Cost of products sold........        5,493           G12        188,224
  Cost of services sold........           --                       35,886
  Selling, general and
    administrative.............
                                       7,177           G12        230,776
  Collaborative joint venture
    project costs..............       (3,841)          G11             --
  Research and development
    (including research and
    development related to
    contracts).................        4,568           G12        157,709
  Amortization of
    intangibles................       46,838       G7, G12         89,732
                                   ---------                    ---------
      Total operating costs and
        expenses...............       60,235                      702,327
                                   ---------                    ---------
Operating income (loss)........      (57,895)                      62,726
                                   ---------                    ---------
Other income (expenses):
  Equity in net loss of
    unconsolidated
    subsidiaries...............         (196)          G12
                                       1,812           G11
                                       8,277           G12        (20,777)
  Gain on affiliate sale of
    stock......................           --                       22,689
  Minority interest............           --                        3,185
  Gain on sale of investment in
    equity securities..........           --                       22,709
  Other........................           --                        5,185
  Investment income............      (14,777)          G10         23,044
  Interest expense.............       (8,236)          G10        (32,971)
                                   ---------                    ---------
      Total other income
        (expenses).............      (13,120)                      23,064
                                   ---------                    ---------
Income (loss) before income
  taxes........................      (71,015)                      85,790
Income tax (provision)
  benefit......................       14,236           G13        (33,927)
                                   ---------                    ---------
Net income (loss)..............    $ (56,779)                   $  51,863
                                   =========                    =========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                                                                                           PRO FORMA
                                                                                            GENZYME
                                     HISTORICAL    HISTORICAL                             CORPORATION
                                       GENZYME     BIOMATRIX,    PRO FORMA      NOTE          AND       HISTORICAL    PRO FORMA
                                     CORPORATION      INC.      ADJUSTMENTS   REFERENCE    BIOMATRIX      GELTEX     ADJUSTMENTS
                                     -----------   ----------   -----------   ---------   -----------   ----------   -----------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......   $160,272                   $     --                  $160,272                   $(48,276)
  Tax benefit allocated from
    Genzyme Molecular Oncology.....      5,558                         --                     5,558
  Tax benefit allocated from
    Genzyme Surgical Products......     11,080                    (11,080)       B12             --
  Tax benefit allocated from
    Genzyme Tissue Repair..........      5,211                     (5,211)       B12             --
  Tax benefit allocated from
    Genzyme Biosurgery.............         --                     11,912        B12         11,912
                                      --------                   --------                  --------                   --------
  Net income allocated to Genzyme
    General Stock..................   $182,121                   $ (4,379)                 $177,742                   $(48,276)
                                      ========                   ========                  ========                   ========
  Net income per share of Genzyme
    General Stock:
    Basic..........................   $   2.14                                             $   2.08
                                      ========                                             ========
    Diluted........................   $   1.99                                             $   1.94
                                      ========                                             ========
  Weighted average shares
    outstanding:
    Basic..........................     85,277                                               85,277                      7,225
                                      ========                                             ========                   ========
    Diluted........................     95,614                                               95,614                      7,684
                                      ========                                             ========                   ========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................   $(17,924)                                            $(17,924)
                                      ========                                             ========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................   $  (1.28)                                            $  (1.28)
                                      ========                                             ========
  Weighted average shares
    outstanding....................     14,002                                               14,002
                                      ========                                             ========
  ALLOCATED TO SURGICAL PRODUCTS
    STOCK:
  Net loss.........................   $(34,346)                  $ 34,346         B9       $     --
                                      ========                   ========                  ========
  Net loss per share of Surgical
    Products Stock--basic and
    diluted........................   $  (2.30)                  $   2.30         B9       $     --
                                      ========                   ========                  ========
  Weighted average shares
    outstanding....................     14,907                    (14,907)        B8             --
                                      ========                   ========                  ========
  ALLOCATED TO TISSUE REPAIR STOCK:
  Net loss.........................   $(14,590)                  $ 14,590         B9       $     --
                                      ========                   ========                  ========
  Net loss per share of Tissue
    Repair Stock--basic and
    diluted........................   $  (0.51)                  $   0.51         B9       $     --
                                      ========                   ========                  ========
  Weighted average shares
    outstanding....................     28,664                    (28,664)        B8             --
                                      ========                   ========                  ========
  BIOMATRIX, INC.:
  Net income.......................                 $13,300      $(13,300)        B9       $     --
                                                    =======      ========                  ========
  Net income per Biomatrix common
    share-basic....................                 $  0.57      $  (0.57)        B9       $     --
                                                    =======      ========                  ========
  Weighted average shares
    outstanding....................                  23,401       (23,401)        B8             --
                                                    =======      ========                  ========
  Net income per Biomatrix common
    and common equivalent
    share-diluted..................                 $  0.55      $  (0.55)        B9       $     --
                                                    =======      ========                  ========
  Adjusted weighted average shares
    outstanding....................                  24,395       (24,395)        B8             --
                                                    =======      ========                  ========
  ALLOCATED TO BIOSURGERY STOCK:
  Net loss.........................                              $(60,149)        B9       $(60,149)
                                                                 ========                  ========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......                              $  (1.70)        B9       $  (1.70)
                                                                 ========                  ========
  Weighted average shares
    outstanding....................                                35,484         B9         35,484
                                                                 ========                  ========
  GELTEX PHARMACEUTICALS, INC.:
    Net income.....................                                                                      $ 8,503      $ (8,503)
                                                                                                         =======      ========
    Net income per GelTex common
      share--basic.................                                                                      $  0.43      $  (0.43)
                                                                                                         =======      ========
    Weighted average shares
      outstanding..................                                                                       19,872       (19,872)
                                                                                                         =======      ========
    Net income per GelTex common
      and equivalent share--
      diluted......................                                                                      $  0.41      $  (0.41)
                                                                                                         =======      ========
    Adjusted weighted average
      shares outstanding...........                                                                       20,502       (20,502)
                                                                                                         =======      ========

                                                  PRO FORMA
                                                   GENZYME
                                                 CORPORATION
                                       NOTE          AND
                                     REFERENCE   SUBSIDIARIES
                                     ---------   ------------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME GENERAL
    STOCK:
  Genzyme General net income.......                $111,996
  Tax benefit allocated from
    Genzyme Molecular Oncology.....                   5,558
  Tax benefit allocated from
    Genzyme Surgical Products......                      --
  Tax benefit allocated from
    Genzyme Tissue Repair..........                      --
  Tax benefit allocated from
    Genzyme Biosurgery.............                  11,912
                                                   --------
  Net income allocated to Genzyme
    General Stock..................                $129,466
                                                   ========
  Net income per share of Genzyme
    General Stock:
    Basic..........................                $   1.40
                                                   ========
    Diluted........................                $   1.33
                                                   ========
  Weighted average shares
    outstanding:
    Basic..........................      G9          92,502
                                                   ========
    Diluted........................      G9         103,298
                                                   ========
  ALLOCATED TO MOLECULAR ONCOLOGY
    STOCK:
  Net loss.........................                $(17,924)
                                                   ========
  Net loss per share of Molecular
    Oncology Stock--basic and
    diluted........................                $  (1.28)
                                                   ========
  Weighted average shares
    outstanding....................                  14,002
                                                   ========
  ALLOCATED TO SURGICAL PRODUCTS
    STOCK:
  Net loss.........................                $     --
                                                   ========
  Net loss per share of Surgical
    Products Stock--basic and
    diluted........................                $     --
                                                   ========
  Weighted average shares
    outstanding....................                      --
                                                   ========
  ALLOCATED TO TISSUE REPAIR STOCK:
  Net loss.........................                $     --
                                                   ========
  Net loss per share of Tissue
    Repair Stock--basic and
    diluted........................                $     --
                                                   ========
  Weighted average shares
    outstanding....................                      --
                                                   ========
  BIOMATRIX, INC.:
  Net income.......................                $     --
                                                   ========
  Net income per Biomatrix common
    share-basic....................                $     --
                                                   ========
  Weighted average shares
    outstanding....................                      --
                                                   ========
  Net income per Biomatrix common
    and common equivalent
    share-diluted..................                $     --
                                                   ========
  Adjusted weighted average shares
    outstanding....................                      --
                                                   ========
  ALLOCATED TO BIOSURGERY STOCK:
  Net loss.........................                $(60,149)
                                                   ========
  Net loss per share of Biosurgery
    Stock--basic and diluted.......                $  (1.70)
                                                   ========
  Weighted average shares
    outstanding....................                  35,484
                                                   ========
  GELTEX PHARMACEUTICALS, INC.:
    Net income.....................     G14        $     --
                                                   ========
    Net income per GelTex common
      share--basic.................     G14        $     --
                                                   ========
    Weighted average shares
      outstanding..................      G9              --
                                                   ========
    Net income per GelTex common
      and equivalent share--
      diluted......................     G14        $     --
                                                   ========
    Adjusted weighted average
      shares outstanding...........      G9              --
                                                   ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                            HISTORICAL                                                     PRO FORMA
                              GENZYME                                                       GENZYME
                          CORPORATION AND     HISTORICAL       PRO FORMA    FOOTNOTE    CORPORATION AND   HISTORICAL    PRO FORMA
                           SUBSIDIARIES     BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE    SUBSIDIARIES       GELTEX     ADJUSTMENTS
                          ---------------   ---------------   -----------   ---------   ---------------   ----------   -----------
ASSETS
Current assets:
  Cash and cash
    equivalents.........    $  215,568         $ 46,700        $ (52,421)      B1         $  209,847       $ 71,179     $(100,000)
                                                                                                                            4,469
  Short-term
    investments.........       164,927               --               --                     164,927         68,428      (100,000)
  Accounts receivable,
    net.................       183,779           12,600               --                     196,379             --          (282)
  Inventories...........       123,878            8,200           11,330       B5            143,408             --         8,156
                                                                                                                           13,461
                                                                                                                             (329)
  Prepaid expenses and
    other current
    assets..............        29,169            5,800               --                      34,969         12,575          (295)
  Deferred tax assets--
    current.............        41,441               --               --                      41,441             --            --
                            ----------         --------        ---------                  ----------       --------     ---------
      Total current
        assets..........       758,762           73,300          (41,091)                    790,971        152,182      (174,820)
Property, plant and
  equipment, net........       400,630           39,700             (549)      B5            439,781         13,538         7,215
                                                                                                                            4,499
                                                                                                                           25,000
Long-term receivables,
  affiliates............            --               --               --                          --            121          (121)
Long-term investments...       427,805               --               --                     427,805             --      (165,151)
Notes
  receivable--related
  party.................        10,175               --               --                      10,175             --            --
Intangibles, net........       237,343               --          284,854       B1
                                                                 111,320       B1            633,517          7,743       916,062
                                                                                                                           (7,743)
Deferred tax assets--
  noncurrent............            --               --              899       B1                899             --        35,016
Investments in equity
  securities............       186,883               --               --                     186,883             --        (4,681)
Other noncurrent
  assets................        54,948              800               --                      55,748         15,772       (22,865)
                            ----------         --------        ---------                  ----------       --------     ---------
      Total assets......    $2,076,546         $113,800        $ 355,433                  $2,545,779       $189,356     $ 612,411
                            ==========         ========        =========                  ==========       ========     =========

                                         PRO FORMA
                                          GENZYME
                            NOTE      CORPORATION AND
                          REFERENCE    SUBSIDIARIES
                          ---------   ---------------
ASSETS
Current assets:
  Cash and cash
    equivalents.........      G1        $       --
                              G6           185,495
  Short-term
    investments.........      G1           133,355
  Accounts receivable,
    net.................      G4           196,097
  Inventories...........      G1
                              G6
                              G4           164,696
  Prepaid expenses and
    other current
    assets..............      G6            47,249
  Deferred tax assets--
    current.............                    41,441
                                        ----------
      Total current
        assets..........                   768,333
Property, plant and
  equipment, net........      G6
                              G1
                              G1           490,033
Long-term receivables,
  affiliates............      G4                --
Long-term investments...      G1           262,654
Notes
  receivable--related
  party.................                    10,175
Intangibles, net........
                              G1
                              G5         1,549,579
Deferred tax assets--
  noncurrent............      G1            35,915
Investments in equity
  securities............      G1           182,202
Other noncurrent
  assets................      G4            48,655
                                        ----------
      Total assets......                $3,347,546
                                        ==========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                                                                                               PRO FORMA
                                  HISTORICAL                                                    GENZYME
                                    GENZYME       HISTORICAL       PRO FORMA      NOTE      CORPORATION AND   HISTORICAL
                                  CORPORATION   BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE      BIOMATRIX        GELTEX
                                  -----------   ---------------   -----------   ---------   ---------------   ----------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable..............  $   23,262       $  3,400        $      --                  $   26,662       $    --
  Accrued expenses..............      95,541          7,000           18,803       B2            121,344         5,910
  Income taxes payable..........      51,778             --               --                      51,778            --
  Deferred revenue..............       4,840             --               --                       4,840            --
  Current portion of notes
    payable and long-term debt
    and capital lease
    obligations.................         128            900               --                       1,028         1,467
                                  ----------       --------        ---------                  ----------       -------
      Total current
        liabilities.............     175,549         11,300           18,803                     205,652         7,377
Notes payable and long-term debt
  and capital lease
  obligations...................      18,272         11,100          200,000       B1            229,372         5,494
Convertible notes and
  debentures, net...............     273,415                                                     273,415            --
Deferred tax
  liabilities--noncurrent.......       7,329                         107,044       B1            114,373            --
Other noncurrent liabilities....       2,904                                                       2,904           430
                                  ----------       --------        ---------                  ----------       -------
      Total liabilities.........     477,469         22,400          325,847                     825,716        13,301
                                  ----------       --------        ---------                  ----------       -------
Stockholders' equity:
  Genzyme General Stock, $.01
    par value...................         867                                                         867            --
  Molecular Oncology Stock, $.01
    par value...................         153                                                         153            --
  Surgical Products Stock, $.01
    par value...................         150                            (150)      B4                 --            --
  Tissue Repair Stock, $.01 par
    value.......................         289                            (289)      B4                 --            --
  Biosurgery Stock, $.01 par
    value.......................          --                             188       B4                               --
                                                                         175       B1                363
  Treasury Stock--at cost.......        (901)                                                       (901)           --
  Additional paid-in capital--
    Genzyme General Stock.......     524,979                                                     524,979            --
  Additional paid-in capital--
    Molecular Oncology Stock....     105,059                                                     105,059            --
  Additional paid-in capital--
    Surgical Products Stock.....     543,197                        (543,197)      B4                 --            --
  Additional paid-in capital--
    Tissue Repair Stock.........     228,095                        (228,095)      B4                 --            --
  Additional paid-in capital--
    Biosurgery Stock............          --                         543,256       B4
                                                                     228,287       B4
                                                                     206,347       B1
                                                                      11,373       B1
                                                                     (82,143)      B1
                                                                                                 907,120
  Notes receivable--related
    parties.....................          --                         (14,700)      B3            (14,700)           --

                                                             PRO FORMA
                                                              GENZYME
                                                            CORPORATION
                                   PRO FORMA      NOTE          AND
                                  ADJUSTMENTS   REFERENCE   SUBSIDIARIES
                                  -----------   ---------   ------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable..............   $      --                 $  26,662
  Accrued expenses..............       4,321        G2
                                       1,300        G1
                                      (7,936)       G4
                                      11,659        G6         136,598
  Income taxes payable..........          --                    51,778
  Deferred revenue..............          --                     4,840
  Current portion of notes
    payable and long-term debt
    and capital lease
    obligations.................          --                     2,495
                                   ---------                 ---------
      Total current
        liabilities.............       9,344                   222,373
Notes payable and long-term debt
  and capital lease
  obligations...................     150,000        G1
                                      25,000        G1         409,866
Convertible notes and
  debentures, net...............          --                   273,415
Deferred tax
  liabilities--noncurrent.......     175,485        G1         289,858
Other noncurrent liabilities....        (430)       G1
                                       1,904        G1           4,808
                                   ---------                 ---------
      Total liabilities.........     361,303                 1,200,320
                                   ---------                 ---------
Stockholders' equity:
  Genzyme General Stock, $.01
    par value...................          79        G1             946
  Molecular Oncology Stock, $.01
    par value...................          --                       153
  Surgical Products Stock, $.01
    par value...................          --                        --
  Tissue Repair Stock, $.01 par
    value.......................          --                        --
  Biosurgery Stock, $.01 par
    value.......................          --
                                                                   363
  Treasury Stock--at cost.......          --                      (901)
  Additional paid-in capital--
    Genzyme General Stock.......     491,102        G1
                                      62,882        G1       1,078,963
                                          --
  Additional paid-in capital--
    Molecular Oncology Stock....          --                   105,059
  Additional paid-in capital--
    Surgical Products Stock.....          --                        --
  Additional paid-in capital--
    Tissue Repair Stock.........          --                        --
  Additional paid-in capital--
    Biosurgery Stock............

                                                               907,120
  Notes receivable--related
    parties.....................          --                   (14,700)

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                      GENZYME CORPORATION AND SUBSIDIARIES

                            AS OF SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                                                                                             PRO FORMA
                              HISTORICAL                                                      GENZYME
                                GENZYME         HISTORICAL       PRO FORMA      NOTE      CORPORATION AND   HISTORICAL
                              CORPORATION     BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE      BIOMATRIX        GELTEX
                            ---------------   ---------------   -----------   ---------   ---------------   ----------
Deferred compensation.....                                            (66)       B1                (66)            --
Retained earnings
  (accumulated deficit)...       172,933                                                       172,933             --
Biomatrix, Inc. preferred
  stock, none issued......            --               --              --                           --             --
Biomatrix, Inc. common
  stock, $.0001 par
  value...................            --               --              --                           --             --
Biomatrix, Inc. additional
  paid-in capital.........                         84,600         (84,600)       B3                 --             --
Biomatrix, Inc. notes
  receivable--related
  parties.................                        (14,700)         14,700        B3                 --             --
Biomatrix, Inc. treasury
  stock, at cost..........                           (900)            900        B3                 --             --
Biomatrix, Inc. retained
  earnings................                         24,300         (24,300)       B3                 --             --
GelTex Pharmaceuticals
  preferred stock, none
  issued..................                                                                                         --
GelTex Pharmaceuticals
  common stock, $.01 par
  value...................                                                                                        215
GelTex Pharmaceuticals
  additional paid-in
  capital.................                                                                                    277,025
GelTex Pharmaceuticals
  deferred compensation...                                                                                       (701)
GelTex Pharmaceuticals
  accumulated deficit.....                                                                                   (100,458)
Accumulated other
  comprehensive income
  (loss)..................        24,256           (1,900)          1,900        B3             24,256            (26)
                              ----------         --------        --------                   ----------       --------
    Total stockholders'
      equity..............     1,599,077           91,400          29,586                    1,720,063        176,055
                              ----------         --------        --------                   ----------       --------
    Total liabilities and
      stockholders'
      equity..............    $2,076,546         $113,800        $355,433                   $2,545,779       $189,356
                              ==========         ========        ========                   ==========       ========

                                                         PRO FORMA
                                                          GENZYME
                             PRO FORMA      NOTE      CORPORATION AND
                            ADJUSTMENTS   REFERENCE    SUBSIDIARIES
                            -----------   ---------   ---------------
Deferred compensation.....     (10,206)       G1           (10,272)
Retained earnings
  (accumulated deficit)...    (118,048)       G1
                                 3,535        G4            58,420
Biomatrix, Inc. preferred
  stock, none issued......          --                          --
Biomatrix, Inc. common
  stock, $.0001 par
  value...................          --                          --
Biomatrix, Inc. additional
  paid-in capital.........          --                          --
Biomatrix, Inc. notes
  receivable--related
  parties.................          --                          --
Biomatrix, Inc. treasury
  stock, at cost..........          --                          --
Biomatrix, Inc. retained
  earnings................          --                          --
GelTex Pharmaceuticals
  preferred stock, none
  issued..................          --                          --
GelTex Pharmaceuticals
  common stock, $.01 par
  value...................        (215)       G3                --
GelTex Pharmaceuticals
  additional paid-in
  capital.................    (277,025)       G3                --
GelTex Pharmaceuticals
  deferred compensation...         701        G3                --
GelTex Pharmaceuticals
  accumulated deficit.....     100,458        G3                --
Accumulated other
  comprehensive income
  (loss)..................          26        G3
                                (2,181)       G1            22,075
                             ---------                  ----------
    Total stockholders'
      equity..............     251,108                   2,147,226
                             ---------                  ----------
    Total liabilities and
      stockholders'
      equity..............   $ 612,411                  $3,347,546
                             =========                  ==========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               GENZYME BIOSURGERY

                       A DIVISION OF GENZYME CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (AMOUNTS IN THOUSANDS)

                                      HISTORICAL   HISTORICAL
                                       GENZYME      GENZYME                                                 PRO FORMA
                                       SURGICAL      TISSUE       HISTORICAL       PRO FORMA    FOOTNOTE     GENZYME
                                       PRODUCTS      REPAIR     BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE   BIOSURGERY
                                      ----------   ----------   ---------------   -----------   ---------   ----------
Revenues:
  Net product sales.................   $111,981     $     --        $ 72,000        $     --                 $183,981
  Net service sales.................         --       20,402              --              --                   20,402
  Income from licenses, royalties,
    research contracts and grants...         --           --           7,700              --                    7,700
                                       --------     --------        --------        --------                 --------
    Total revenues..................    111,981       20,402          79,700              --                  212,083
Operating costs and expenses:
  Cost of products sold.............     67,242           --          21,100          11,330       B20         99,672
  Cost of services sold.............         --       13,237              --              --                   13,237
  Selling, general and
    administrative..................     63,237       24,604          18,500              22       B20
                                                                                        (110)      B20        106,253
  Research and development..........     28,056        8,019           9,100              --                   45,175
  Amortization of intangibles.......      5,750           --              --          37,080       B19         42,830
                                       --------     --------        --------        --------                 --------
    Total operating costs and
      expenses......................    164,285       45,860          48,700          48,322                  307,167
                                       --------     --------        --------        --------                 --------
Operating income (loss).............    (52,304)     (25,458)         31,000         (48,322)                 (95,084)
Other income and (expenses):
  Equity in net loss of
    unconsolidated affiliates and
    joint venture...................        (35)      (3,368)             --              --                   (3,403)
  Other.............................        138           --              --              --                      138
  Investment income.................      4,199          609           1,500          (2,857)      B23          3,451
  Interest expense..................        (35)      (1,823)         (1,500)        (15,000)      B23        (18,358)
                                       --------     --------        --------        --------                 --------
    Total other income and
      (expenses)....................      4,267       (4,582)             --         (17,857)                 (18,172)
                                       --------     --------        --------        --------                 --------
Income (loss) before income taxes...    (48,037)     (30,040)         31,000         (66,179)                (113,256)
Provision for income taxes..........         --           --         (12,400)         26,309       B22         13,909
                                       --------     --------        --------        --------                 --------
Division net income (loss)..........   $(48,037)    $(30,040)       $ 18,600        $(39,870)                $(99,347)
                                       ========     ========        ========        ========                 ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                               GENZYME BIOSURGERY

                       A DIVISION OF GENZYME CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                                      HISTORICAL   HISTORICAL
                                       GENZYME      GENZYME                                                 PRO FORMA
                                       SURGICAL      TISSUE       HISTORICAL       PRO FORMA    FOOTNOTE     GENZYME
                                       PRODUCTS      REPAIR     BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE   BIOSURGERY
                                      ----------   ----------   ---------------   -----------   ---------   ----------
Revenues:
  Net product sales.................   $ 88,805     $     --        $57,300         $     --                 $146,105
  Net service sales.................         --       17,007             --               --                   17,007
  Income from licenses, royalties,
    research contracts and grants...         --           --          9,100               --                    9,100
                                       --------     --------        -------         --------                 --------
    Total revenues..................     88,805       17,007         66,400               --                  172,212
Operating costs and expenses:
  Cost of products sold.............     51,170           --         17,100               --                   68,270
  Cost of services sold.............         --        8,949             --               --                    8,949
  Selling, general and
    administrative..................     51,214       16,881         20,800               17       B20
                                                                                         (83)      B20         88,829
  Research and development..........     21,187        5,043          7,600               --                   33,830
  Amortization of intangibles.......      4,279           --             --           27,703       B19         31,982
                                       --------     --------        -------         --------                 --------
    Total operating costs and
      expenses......................    127,850       30,873         45,500           27,637                  231,860
                                       --------     --------        -------         --------                 --------
Operating income (loss).............    (39,045)     (13,866)        20,900          (27,637)                 (59,648)
Other income (expense):
  Investment income.................      4,619          254          2,300           (2,143)      B23          5,030
  Interest expense..................         (1)        (972)          (700)         (11,250)      B23        (12,923)
  Other.............................         81           (6)            --               --                       75
                                       --------     --------        -------         --------                 --------
    Total other income (expense)....      4,699         (724)         1,600          (13,393)                  (7,818)
                                       --------     --------        -------         --------                 --------
Income (loss) before income taxes...    (34,346)     (14,590)        22,500          (41,030)                 (67,466)
Provision for income taxes..........         --                      (9,200)          16,517       B22          7,317
                                       --------     --------        -------         --------                 --------
Division net income (loss)..........   $(34,346)    $(14,590)       $13,300         $(24,513)                $(60,149)
                                       ========     ========        =======         ========                 ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                               GENZYME BIOSURGERY

                       A DIVISION OF GENZYME CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000
                             (AMOUNTS IN THOUSANDS)

                                              HISTORICAL   HISTORICAL
                                               GENZYME      GENZYME                                                 PRO FORMA
                                               SURGICAL      TISSUE       HISTORICAL       PRO FORMA    FOOTNOTE     GENZYME
                                               PRODUCTS      REPAIR     BIOMATRIX, INC.   ADJUSTMENTS   REFERENCE   BIOSURGERY
                                              ----------   ----------   ---------------   -----------   ---------   ----------
ASSETS
Current assets:
  Cash and cash equivalents.................   $ 25,898     $ 5,591         $ 46,700       $ (52,421)      B14       $ 25,768
  Short-term investments....................     48,787          --               --              --                   48,787
  Accounts receivable, net..................     20,892       4,814           12,600              --                   38,306
  Inventories...............................     37,990       2,267            8,200          11,330       B18         59,787
  Prepaid expenses and other current
    assets..................................      1,853         317            5,800                                    7,970
                                               --------     -------         --------       ---------                 --------
    Total current assets....................    135,420      12,989           73,300         (41,091)                 180,618
Property, plant and equipment, net..........     17,621       1,868           39,700            (549)      B18         58,640
Long-term investments.......................     12,504          --               --              --                   12,504
Intangibles, net............................    168,405          --               --         284,854       B14
                                                                                             111,320       B14        564,579
Deferred tax assets-noncurrent..............                                                     899       B14            899
Investment in equity securities.............      3,651          --               --              --                    3,651
Other.......................................      4,650         103              800              --                    5,553
                                               --------     -------         --------       ---------                 --------
    Total assets............................   $342,251     $14,960         $113,800       $ 355,433                 $826,444
                                               ========     =======         ========       =========                 ========

LIABILITIES AND DIVISION EQUITY
Current liabilities:
  Accounts payable..........................   $  5,145     $   469         $  3,400       $      --                 $  9,014
  Accrued expenses..........................     11,409       2,137            7,000          18,803       B15         39,349
  Current portion of notes payable..........         --          --              900              --                      900
  Due to Genzyme General....................      9,226       1,272               --              --                   10,498
                                               --------     -------         --------       ---------                 --------
    Total current liabilities...............     25,780       3,878           11,300          18,803                   59,761
Notes payable and long-term debt............         --      18,000           11,100         200,000       B14        229,100
Deferred tax liabilities--non-current.......         --          --               --         107,044       B14        107,044
Other.......................................         --         115               --              --                      115
                                               --------     -------         --------       ---------                 --------
    Total liabilities.......................     25,780      21,993           22,400         325,847                  396,020
Division equity (deficit):
  Division equity (deficit).................    316,471      (7,033)                        (316,471)      B17
                                                                                               7,033       B17
                                                                                             309,438       B17
                                                                                                 175       B14
                                                                                             206,347       B14
                                                                                              11,373       B14
                                                                                             (82,143)      B14
                                                                                                 (66)      B14
                                                                                             (14,700)      B16        430,424
  Biomatrix, Inc. common stock..............         --          --               --              --                       --
  Biomatrix, Inc. additional-paid in
    capital.................................         --          --           84,600         (84,600)      B16             --
  Biomatrix, Inc. notes receivable--related
    parties.................................                                 (14,700)         14,700       B16             --
  Biomatrix, Inc. treasury stock, at cost...                                    (900)            900       B16             --
  Biomatrix, Inc. retained earnings.........         --          --           24,300         (24,300)      B16             --
  Biomatrix, Inc. other comprehensive
    loss....................................         --          --           (1,900)          1,900       B16             --
                                               --------     -------         --------       ---------                 --------
  Total division equity.....................    316,471      (7,033)          91,400          29,586                  430,424
                                               --------     -------         --------       ---------                 --------
    Total liabilities and division equity...   $342,251     $14,960         $113,800       $ 355,433                 $826,444
                                               ========     =======         ========       =========                 ========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) ACCOUNTING POLICIES AND PRO FORMA INFORMATION

    The unaudited pro forma combined financial statements reflect the pro forma effect of Genzyme's merger with GelTex and Genzyme's merger with Biomatrix on the

    - unaudited statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 and

    - unaudited balance sheet as of September 30, 2000

of both Genzyme and Genzyme Biosurgery, the division of Genzyme to which the assets and liabilities and operations of Biomatrix will be allocated.

    The pro forma balance sheets give effect to the mergers of Genzyme with Biomatrix and GelTex and the combination of Genzyme Surgical Products and Genzyme Tissue Repair as if they occurred on September 30, 2000. The pro forma statements of operations have been presented to give effect to the mergers of Genzyme with both Biomatrix and GelTex using the purchase method of accounting and the combination of Genzyme Surgical Products and Genzyme Tissue Repair using the historical accounting basis as if such transactions had occurred January 1, 1999.

    In addition to giving effect to the mergers with Biomatrix and GelTex, the pro forma statement of operations for the year ended December 31, 1999 shows Genzyme's earnings allocated to Genzyme General Stock and earnings per share of Genzyme General Stock, adjusted to reflect the changes in earnings allocations resulting from the June 1999 creation and distribution of Surgical Products Stock as if such change took place on January 1, 1999.

(2) GENZYME'S ACQUISITIONS

    (A) GENZYME'S ACQUISITION OF BIOMATRIX

    Genzyme entered into the merger agreement to acquire Biomatrix on March 6, 2000. Upon consummation of the merger Biomatrix merged into a specially formed, wholly-owned subsidiary of Genzyme. Concurrently with the merger:

    - Genzyme Biosurgery was created as a new division of Genzyme;

    - the businesses of Genzyme Surgical Products and Genzyme Tissue Repair were reallocated to Genzyme Biosurgery; and

    - the businesses of Biomatrix was allocated to Genzyme Biosurgery.

    For the purposes of the unaudited pro forma financial statements, we used the following exchange ratios to determine the number of shares of Biosurgery Stock distributed:

    - 0.6060 multiplied by the number of shares of Surgical Products Stock outstanding;

    - 0.3352 multiplied by the number of shares of Tissue Repair Stock outstanding; and

    - 0.7162 multiplied by the number of Biomatrix shares outstanding (based on a one-for-one exchange ratio for 71.62% of the Biomatrix shares).

This resulted in approximately:

    - 9,092,763 shares of Biosurgery Stock exchanged for 15,004,560 shares of Surgical Products Stock;

    - 9,679,769 shares of Biosurgery Stock exchanged for 28,877,593 shares of Tissue Repair Stock; and

    - 17,516,712 shares of Biosurgery Stock and approximately $252.4 million of cash, exchanged for 24,338,908 shares of Biomatrix common stock.

In addition, options to purchase:

    - 3,252,386 shares of Surgical Products Stock under the Genzyme equity plans,

    - 3,923,281 shares of Tissue Repair Stock under the Genzyme equity plans, and

    - 1,706,639 shares of Biomatrix common stock under the Biomatrix equity plans converted to options to purchase approximately 1,970,944, 1,315,083, and 1,222,300 shares of Biosurgery Stock, respectively. Using the acquisition price of Biomatrix common stock and certain other assumptions in the Black-Scholes option valuation model, the Biosurgery options issued in exchange for the Biomatrix options have been valued at approximately $11.4 million. In accordance with FIN 44, the intrinsic value of the portion of the unvested options related to the future service period of approximately $66,000 is allocated to deferred compensation in stockholders' equity for Genzyme or division equity for Genzyme Biosurgery, rather than to goodwill. The unvested portion is being amortized to operating expense over the remaining vesting periods of approximately three years.

    (B) GENZYME'S ACQUISITION OF GELTEX

    Genzyme entered into a merger agreement to acquire GelTex on September 11, 2000. Genzyme issued approximately $515.2 million in cash and $491.2 million in Genzyme General Stock for all of the outstanding shares of GelTex common stock, using the stock price of Genzyme General Stock based on the average trading price over three days before and after the September 11, 2000 announcement of the merger. Approximately 7.9 million shares of Genzyme General Stock were issued in exchange for shares of GelTex common stock. In addition, options and warrants to purchase approximately 2.1 million shares of GelTex common stock were exchanged for options and warrants to purchase approximately 1.6 million shares of Genzyme General Stock. The vesting of GelTex options granted to employees of GelTex before the effective date of the merger will be accelerated as of the first anniversary of the effective date of the merger as long as they remain employees of GelTex or Genzyme on the one year anniversary date. Additionally, the vesting of stock options granted to directors and several officers of GelTex were accelerated immediately upon the effective time of the merger. Using the Black-Scholes valuation model, the options and warrants to purchase Genzyme General Stock issued in exchange for the GelTex options and warrants have a value of approximately $62.9 million. In accordance with FIN 44, the intrinsic value of the portion of the unvested options related to the future service period of $10.2 million is allocated to deferred compensation in stockholders' equity for Genzyme. The unvested portion is being amortized to operating expense over the remaining vesting period of approximately one year.

(3) PURCHASE PRICE ALLOCATION

    (A) BIOMATRIX

    The aggregate purchase price of $482.4 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair values as of September 30, 2000 (amounts in thousands):

Cash and cash equivalents...................................   $  46,700
Accounts receivable.........................................      12,600
Prepaid expenses and other current assets...................       5,800
Inventory...................................................      19,530
Property, plant & equipment.................................      39,151
Note receivable.............................................      14,700
Other assets................................................         800
Intangible assets (to be amortized over 1.5 to 11.0
  years)....................................................     284,854
Goodwill (to be amortized over 11.0 years)..................     111,320
In-process research and development.........................      82,143
Deferred tax asset..........................................         899
Deferred compensation.......................................          66
Assumed liabilities.........................................     (29,116)
Deferred tax liability......................................    (107,044)
                                                               ---------
        Aggregate purchase price............................   $ 482,403
                                                               =========

    The total purchase price, the fair value of assets and liabilities acquired, the allocation of purchase price and the lives of the goodwill and intangible assets will be determined in connection with preparing our December 31, 2000 financial statements and may vary from the amounts presented herein.

    In connection with the purchase of Biomatrix, Genzyme expects approximately $82.1 million of the purchase price to be allocated to in-process research and development, or IPR&D. Genzyme management assumes responsibility for determining the IPR&D valuation. Genzyme engaged an independent third-party appraisal company to assist in the valuation of the intangible assets acquired. The final valuation will be completed following the closing date of the transaction.

    The fair value assigned to purchased IPR&D was estimated by discounting, to present value, the cash flows expected to result from each project once it has reached technological feasibility. A discount rate consistent with the risks of each project was used to estimate the present value of cash flows. In estimating future cash flows, management considered other tangible and intangible assets required for successful exploitation of the technology resulting from each purchased IPR&D project and adjusted future cash flows for a charge reflecting the contribution to value of these assets. The estimated future cash flows resulting from purchased IPR&D were adjusted for the contribution of core technology to the value of each IPR&D project. The value assigned to purchased research and development was the amount attributable to the efforts of Biomatrix up to the time of acquisition. This amount was estimated through application of the "stage of completion" calculation by multiplying total estimated revenue for IPR&D by the percentage of completion of each purchased research and development project at the time of acquisition.

    The nature of the efforts to develop the purchased IPR&D into commercially viable products, principally relates to the completion and/or acceleration of existing development programs, including the mandatory completion of several phases of clinical trials and the general and administrative costs necessary to manage the projects and trials. Assuming the approval of the product by the FDA, costs related to the wide scale manufacturing, distribution, and marketing of the products are included in the projection. The resulting net cash flows from such projects are based on Genzyme management's estimates of revenues, cost of sales, research and development expenses, sales and marketing expenses, general and administrative expenses, and the anticipated income tax effect.

    The discounting of net cash flows back to their present value is based on the weighted average cost of capital, or WACC. The WACC calculation produces the average required rate of return of an investment in an operating enterprise, based on various required rates of return from investments in various areas of that enterprise. The discount rate utilized in discounting the net cash flows from purchased IPR&D was 38%. This discount rate is higher than Genzyme's WACC due to the inherent uncertainties surrounding the successful development of the purchased IPR&D.

    The forecast data employed in the analyses was based upon product level forecast information obtained by Genzyme from numerous internal and external resources. These resources included publicly available databases, external market research consultants and internal experts. Genzyme senior management reviewed and challenged the forecast data and related assumptions and utilized the information in analyzing IPR&D. The forecast data and assumptions are inherently uncertain and unpredictable. However, based upon the information available at this time, Genzyme management believes the forecast data and assumptions to be reasonable. These assumptions may be incomplete or inaccurate, and no assurance can be given that unanticipated events and circumstances will not occur. Accordingly, actual results may vary from the forecasted results. Any such variance may result in a material adverse effect on Genzyme's financial condition and results of operations.

    In the allocation of purchase price to the IPR&D, the concept of alternative future use was specifically considered for each of the programs under development. The acquired IPR&D consists of Biomatrix' work to complete each of the identified programs. The programs are very specific to the disease and market for which they are intended. There are no alternative uses for the in-process programs in the event that the programs fail in clinical trials or are otherwise not feasible. The development effort for the acquired IPR&D does not possess an alternative future use for Genzyme as defined by generally accepted accounting principles.

    Below is a brief description of IPR&D projects including an estimation of when management believes Genzyme may realize revenues from the sale of these products in the respective application.

    VISCOSUPPLEMENTATION. Viscosupplementation is the use of elastoviscous solutions and viscoelastic gels in disease conditions to supplement tissues and body fluids, alleviating pain and restoring normal function. Biomatrix expects to complete clinical studies demonstrating the efficacy of Synvisc as a treatment for chronic hip pain during early 2001, with market approval occurring later in 2001. Prior clinical studies have demonstrated the product's safety. Although clinical results to date are positive, there can be no assurance that statistically significant results will be observed in the current clinical trial. Future costs for this program are estimated to be approximately
$9.5 million. A discount rate of 38% was utilized in discounting these estimated cash flows. This product is already marketed for the treatment of osteoarthritis of the knee in the United States and 38 foreign countries.

    VISCOAUGMENTATION. Viscoaugmentation is the use of viscoelastic gels to provide scaffolding for tissue regeneration or as an inert elastic filler for tissues of the skin and the subcutaneous and intermuscular connective tissues. Hylaform is a viscoelastic Hylan B gel for injection into facial tissue.

Clinical studies in the United States began in 2000. These studies are expected to be completed and analyzed by early 2001. Although clinical results to date are positive, there can be no assurance that statistically significant results will be observed in the current clinical trials. Assuming favorable results in these studies, we expect that approval to market this product will be obtained by mid-to-late 2001 in the United States. Biomatrix currently expects to launch the product in the United States before the end of 2001, although there can be no assurance that the product will be launched or that the launch will occur within this time period. This product is already marketed for the same indication in 21 foreign countries.

    Hylagel Uro is a viscoelastic Hylan B gel implant for the treatment of urinary stress incontinence. It is injected intramuscularly to augment the soft connective tissue in between the sphincter muscle of the urethra. This product provides an important advancement in the treatment of urinary stress incontinence, a condition that affects over one million people in the United States. Pilot clinical studies conducted in the United States at two clinical centers under FDA approved protocols have been successfully completed. These initial studies demonstrated that the product is safe and has clinical utility. A pivotal one-year study will begin in 2000 at clinical centers in the United States. It is expected that the studies will be completed, evaluated and submitted for FDA approval by the middle of 2002. When this study is completed, the data will also be submitted for approval in Canada and Europe. Although clinical results to date are positive, there can be no assurance that statistically significant results will be observed in the current clinical trial. Assuming favorable results in these studies, Biomatrix currently expects that during 2003 Hylagel Uro will be marketed in the United States and Canada, although there can be no assurance that the product will be launched or that the launch will occur within this time period.

    The future costs of these programs are estimated to be approximately
$6.8 million. A discount rate of 38% was utilized in discounting these estimated cash flows.

    VISCOSEPARATION (ANTI-ADHESION). Viscoseparation is the use of viscoelastic gels and membranes to separate tissues and to decrease formation of adhesions and excessive scars after surgery.

    Hylagel Nuro is for spinal surgery and herniated lumbar intervertabral disc surgery. Hylagel Nuro is a combination of Hylan A fluid and Hylan B gel for application directly at the surgical site to reduce post surgical adhesions and scarring which often cause chronic pain. Hylagel Nuro is classified as a device by regulatory authorities. A multicenter clinical study started in the United States in late 1999 and, currently, studies are being initiated in Germany, France, the United Kingdom and Belgium. The completion of this study is expected by the fourth quarter of 2001, and submissions for regulatory approvals in the United States, Canada and Europe will occur shortly thereafter. Although clinical results to date are positive, there can be no assurance that statistically significant results will be observed in the current clinical trial. Assuming favorable results in these studies, Biomatrix believes that Hylagel Nuro can be launched in Europe by the second quarter of 2002 and in the United States by the fourth quarter of the same year, although there can be no assurance that the product will be launched or that the launch will occur within this time period.

    A discount rate of 38% was utilized in discounting these estimated cash flows. The valuation of these programs assumes that sales of Hylagel Nuro commence in 2002. The estimated aggregate future clinical costs to develop this indication will be approximately $8.3 million.

    The Biomatrix research and development programs currently in process were valued as follows (amounts in thousands):

Viscosupplementation........................................  $33,850
Viscoaugmentation...........................................    8,604
Viscoseparation.............................................   39,689
                                                              -------
                                                              $82,143
                                                              =======

    (B) GELTEX

    The aggregate purchase price of $1,076.0 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair value as of September 30, 2000 (amounts in thousands):

Cash and investments........................................  $  141,841
Prepaid expenses and other current assets...................      12,511
Inventory...................................................      14,722
Property, plant & equipment.................................      46,645
Intangible assets (to be amortized over 5 to 15 years)......     465,109
Goodwill (to be amortized over 15 years)....................     450,953
In-process research and development.........................     118,048
Deferred tax asset..........................................      35,016
Deferred compensation.......................................      10,206
Assumed liabilities.........................................     (40,327)
Forward contracts...........................................      (1,300)
Interest rate swaps.........................................      (1,904)
Deferred tax liability......................................    (175,485)
                                                              ----------
Aggregate purchase price....................................  $1,076,035
                                                              ==========

    The total purchase price, the fair value of assets and liabilities acquired, the allocation of purchase price and the lives of the goodwill and intangible assets will be determined in connection with preparing our December 31, 2000 financial statements and may vary from the amounts presented herein.

    As part of the acquisition of GelTex, Genzyme acquired all of GelTex's interest in RenaGel LLC, a joint venture between Genzyme and GelTex. Prior to the acquisition of GelTex, Genzyme accounted for its investment in RenaGel LLC under the equity method. The adjustments below also reflect the consolidation of RenaGel LLC into Genzyme's financial statements and accounting for the purchase by Genzyme of GelTex's 50%-interest in the joint venture using the purchase method of accounting. The assets and liabilities of the joint venture are reflected in the amounts above. Because Genzyme already owns a 50% interest in RenaGel LLC, the assets of RenaGel LLC are adjusted to fair value only to the extent of the 50%-interest Genzyme acquired.

    In connection with the purchase of GelTex, Genzyme expects approximately $118.0 million of the purchase price to be allocated to in-process research and development, or IPR&D. Genzyme management assumes responsibility for determining the IPR&D valuation. Genzyme engaged an independent third-party appraisal company to assist in the valuation of the intangible assets acquired. The final valuation will be completed following the closing date of the transaction.

    The fair value assigned to purchased IPR&D was estimated by discounting, to present value, the cash flows expected to result from each project once it has reached technological feasibility. A discount rate consistent with the risks of each project was used to estimate the present value of cash flows. In estimating future cash flows, management considered other tangible and intangible assets required for successful exploitation of the technology resulting from each purchased IPR&D project and adjusted future cash flows for a charge reflecting the contribution to value of these assets. The estimated future cash flows resulting from purchased IPR&D were adjusted for the contribution of core technology to the value of each IPR&D project. The value assigned to purchased research and development was the amount attributable to the efforts of GelTex up to the time of acquisition. This amount was estimated through application of the "stage of completion" calculation by multiplying total estimated revenue for IPR&D by the percentage of completion of each purchased research and development project at the time of acquisition.

    Below is a brief description of the in-process research and development projects including an estimation of when management believes Genzyme Corporation may realize revenues from the sale of these products in the respective application.

    RENAGEL. Renagel brand phosphate binder is a non-absorbed polymer for the treatment of hyperphosphatemia. GelTex has undertaken a series of clinical studies that are designed to demonstrate the compound's role in the prevention of cardiac calcification and the mortality and morbidity associated with cardiac calcification. GelTex has also undertaken clinical studies designed to demonstrate the compound's role in limiting the complications of hyperphosphatemia in pre-dialysis patients. Clinical studies are scheduled for completion in 2002, 2003 and 2004 for these various indications. Although clinical results to date have been positive, there can be no assurance that statistically significant results will be observed in ongoing or future clinical trials.

    Future costs for these programs are estimated at $20.0 million. A discount rate of 35% was utilized in discounting the estimated cash flows associated with these programs.

    C. DIFFICILE. The goal of the C. DIFFICILE program is to develop a toxin-binding polymer for the treatment and prevention of antibiotic induced
C. DIFFICILE colitis. GelTex has completed a phase I study, and expects to initiate a phase II study in 2000. Although clinical results to date have been positive, there can be no assurance that statistically significant results will be observed in ongoing or future clinical trials. Assuming favorable results in future studies, it is expected that approval to market this product will be obtained by 2005 in the U.S., although there can be no assurance that a product will be launched or that the launch will occur within this time period.

    The future cost of this program is estimated to be approximately $37.0 million. A discount rate of 38% was utilized in discounting these estimated cash flows.

    ORAL MUCOSITIS. Oral Mucositis is common side effect of radiation therapy and chemotherapy. GelTex has identified a series of compounds that alone and in combination have demonstrated efficacy in animal models of Oral Mucositis. GelTex expects that an IND will be filed in the fourth quarter of 2001 and product launch is expected in 2005, although there can be no assurance that an IND will be filed or a product launched, or that the filing or launch will occur within this time period.

    The future cost of this program is estimated to be approximately $25.0 million. A discount rate of 40% was utilized in discounting these estimated cash flows.

    DENSPM. The DENSPM program is focused on the development of a compound for the treatment of mild to moderate psoriasis. Toxicology studies are underway and GelTex expects to file an IND during the first quarter of 2001. Phase I safety and dose-ranging studies are scheduled for 2001 and product launch is anticipated in 2005, although there can be no assurance that an IND will be filed or a product launched, or that the filing or launch will occur within this time period.

    The future cost of this program is estimated to be approximately $30.0 million. A discount rate of 40% was utilized in discounting these estimated cash flows.

    IRON CHELATION. The iron chelator program is focused on the prevention and treatment of transfusional or hereditary iron overload. GelTex has identified small molecule compounds that are highly effective, orally active iron chelators. Compounds to date display an acceptable tolerability profile for further progression. GelTex expects to file an IND in 2001 and hopes to launch the product in 2005, although there can be no assurance that an IND will be filed or a product launched, or that the filing or launch will occur within this time period.

    The future cost of this program is estimated to be approximately $31.0 million. A discount rate of 40% was utilized in discounting these estimated cash flows.

    ANTI-OBESITY. The anti-obesity program builds on GelTex's expertise in non-absorbed polymers. The program is focused on the development of a compound that will inhibit lipase and bind fat. GelTex expects to file an IND early in 2002 and hopes to launch a product in 2006, although there can be no assurance that an IND will be filed or a product launched, or that the filing or launch will occur within this time period.

    The future cost of this program is estimated to be approximately $39.0 million. A discount rate of 40% was utilized in discounting these estimated cash flows.

    GT102-279. GT102-279 is a second generation lipid-lowering compound that has the attributes of GelTex's WelChol lipid lowering agent, but requires 50% fewer tablets. This ease of use could result in higher compliance and greater efficacy, resulting in broader market penetration. One Phase II study has been completed and a second Phase II study is in progress. GelTex expects to complete clinical studies late in 2003 with product launch in 2004. Although clinical results to date have been positive, there can be no assurance that statistically significant results will be observed in ongoing or future clinical trials, that a product will be launched, or that the launch will occur within this time period.

    Under the terms of GelTex's collaboration agreement with Sankyo, Sankyo was granted an option to license this compound. To keep this option in place, Sankyo must fund the future development cost of this program. A discount rate of 38% was utilized in discounting these estimated cash flows.

    The GelTex research and development programs currently in process were valued as follows (amounts in thousands):


Renagel (Calcification, pre-dialysis and M&M)                 $ 19,747
C. DIFFICILE                                                    37,386
Iron Chelation                                                  15,715
Anti-Obesity                                                    17,788
DENSPM                                                           3,450
Oral Mucositis                                                  17,769
GT102-279                                                        6,193
                                                              --------
                                                              $118,048
                                                              ========

(4) PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF BIOMATRIX

    These adjustments reflect the retirement of all Surgical Products Stock, Tissue Repair Stock and Biomatrix common stock and the issuance of Biosurgery Stock. The value ascribed to the Biosurgery Stock exchanged for Biomatrix common stock for purchase price accounting is $11.79 per share.

    The aggregate purchase price is comprised of the following (amounts in thousands):

Issuance of 17,516,712 shares of Biosurgery Stock...........  $206,522
Cash payment................................................   252,421
                                                              --------
  Subtotal..................................................   458,943
Issuance of Biosurgery options to Biomatrix optionholders...    11,373
Acquisition costs...........................................    12,087
                                                              --------
        Aggregate purchase price............................  $482,403
                                                              ========

I. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED BALANCE SHEET

   (B1) To record the acquisition of the net assets of Biomatrix for an aggregate purchase price of $482.4 million (see Note 2A). The intangible assets of approximately $396.2 million are as follows:

                                                        USEFUL LIFE     AMOUNTS
DESCRIPTION                                              IN YEARS     IN THOUSANDS
-----------                                             -----------   ------------
Workforce.............................................      5.0         $  2,017
Non-compete agreements................................      1.5              640
Distribution agreements...............................      8.0           13,950
Trademark/trade name..................................     11.0           48,746
Patented core technology..............................     11.0           59,877
Current products technology...........................     11.0          159,624
Goodwill..............................................     11.0          111,320
                                                                        --------
    Total.............................................                  $396,174
                                                                        ========

       The $82.1 million allocated to in-process technology has been charged to accumulated deficit for purposes of pro forma balance sheet presentation only and was charged to expense in Genzyme's historical financial statements upon completion of the merger with Biomatrix. The goodwill of $111.3 million consists of the excess of the purchase price over the fair market value of net assets acquired. A deferred tax liability of $107.0 million has been generated from the creation of intangible assets, excluding goodwill. An amount of $200.0 million of debt was obtained by Genzyme in order to finance the cash payment portion of the purchase price, and the remaining approximately $52.4 million was paid from the existing cash balances.

       The purchase price includes $11.4 million for the estimated fair value of the Genzyme Biosurgery options that were issued in exchange for the Biomatrix options. This estimated fair value was calculated using the Black-Scholes option pricing model based on a stock price of $11.79, which is the value ascribed to the Biosurgery Stock for purchase price accounting, and other assumptions in the Black-Scholes model. The portion of the intrinsic value of unvested options relating to future service, which is estimated to be $66,000, has been allocated to deferred compensation in the pro forma consolidated balance sheet. In the pro forma consolidated statements of operations, compensation expense has been recorded to reflect the amortization of this deferred compensation over the average remaining vesting period of approximately 3 years.

   (B2) To record $18.8 million of accrued expenses related to the estimated acquisition costs and liabilities for exit activities that have not been reflected in the historical balances as of September 30, 2000.

   (B3) To eliminate Biomatrix historical stockholders' equity amounts totaling $91.4 million, except for the Biomatrix notes receivable of $14.7 million, which remained outstanding upon completion of the transaction. Biomatrix received these full recourse notes in exchange for the purchase of Biomatrix common stock at fair market value by certain officers, directors and a consultant in accordance with a restricted stock plan. To the extent the holders receive cash, as consideration for their restricted shares, it must be used to repay the balance of the same quantity of shares under the notes. Therefore, the balance of the notes could change. The quantity of the decrease to the balance of the notes will not be known until the acquisition is effective.

   (B4) To record the cancellation of Surgical Products Stock and Tissue Repair Stock, by eliminating the par value of common stock of $150,000 and $289,000, respectively; and additional paid-in capital of $543.2 million and $228.1 million, respectively; and to record the issuance of Biosurgery Stock, with par value of $188,000 and additional paid-in capital transferred from Surgical Products Stock and Tissue Repair Stock of $771.5 million.

   (B5) To record inventory and fixed assets of Biomatrix at fair value, by increasing the inventory by $11.3 million and decreasing the fixed assets by $0.5 million. The increased basis for the inventory valuation will result in a $11.3 million decrease in gross margin as the units are sold, after the acquisition.

II. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED STATEMENTS OF OPERATIONS

   (B6) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                                        ASSIGNED      ANNUAL
                                                         VALUE     AMORTIZATION
                                                        --------   ------------
INTANGIBLE ASSETS:
  Workforce (5 years).................................  $  2,017      $   404
  Non-compete agreements (1.5 years)..................       640          427
  Distribution agreements (8 years)...................    13,950        1,744
  Trademark/trade name (11 years).....................    48,746        4,431
  Patented core technology (11 years).................    59,877        5,443
  Current products technology (11 years)..............   159,624       14,511
  Goodwill (11 years).................................   111,320       10,120
                                                        --------      -------
      Pro forma adjustment for amortization of
        intangibles...................................  $396,174      $37,080
                                                        ========      =======

   (B7) To record the following:

       - Amortization of deferred compensation associated with Genzyme Biosurgery options that were issued in exchange for Biomatrix options;

       - Impact of the additional expense associated with the increased basis for the Biomatrix inventory;

       - Impact of the reduced depreciation expense related to the decreased basis of Biomatrix's fixed assets.

   (B8) To eliminate Biomatrix' weighted average shares outstanding, and to record the cancellation of Surgical Products Stock and Tissue Repair Stock.

   (B9) To record the creation of Biosurgery Stock. Net losses for Genzyme Surgical Products and Genzyme Tissue Repair and net income for Biomatrix have been transferred to the calculation of loss per share allocated to Biosurgery Stock. The net income amount for Biomatrix of $13.3 million for the nine months ended September 30, 2000 and $18.6 million for the year ended December 31, 1999 reflects the elimination of the $9.2 million and $12.4 million tax provision, respectively because Genzyme Biosurgery incurred a pro forma net loss for each period.

  (B10) To adjust the tax provision for the impact of the amortization of acquired intangibles, the reduction in investment income, the additional interest expense and the amortization of the deferred tax liability established in purchase accounting. Income taxes are allocated to Genzyme Biosurgery based upon the financial statement income, taxable income, credits and other amounts properly allocable to each division under generally accepted accounting principles as if it were a separate taxpayer. The realizability of deferred tax assets is assessed at the division level.

  (B11) To record interest expense that would have been incurred on the $200.0 million of debt, at a rate of 7.5% per annum; and to reduce the investment income balance to reflect the payment of $52.4 million of cash at a rate of return of 5.45% per annum.

  (B12) To eliminate the tax benefits of Genzyme Surgical Products and Genzyme Tissue Repair that had been allocated to Genzyme General and to allocate the pro forma tax benefits of Genzyme Biosurgery to Genzyme General. Genzyme's management and accounting policies provide that, if as of the end of any fiscal quarter, a division can not use any projected annual tax benefit attributable to it to offset or reduce its current or deferred income tax expense, Genzyme may allocate the tax benefit to other divisions in proportion to their taxable income without any compensating payments or allocation to the division generating the benefit. The tax benefits allocated to Genzyme General from Genzyme Surgical Products and Genzyme Tissue Repair totaled $27.0 million for the year ended December 31, 1999 and $16.3 million in the nine months ended September 30, 2000. On a pro forma basis, the tax benefits allocated to Genzyme General from Genzyme Biosurgery would have been $21.0 million for the year ended December 31, 1999 and $11.9 million for the nine months ended September 30, 2000. The tax benefits generated by Genzyme Biosurgery and allocated to Genzyme General are lower on a pro forma basis due to Biomatrix' profitability offsetting losses incurred by Genzyme Surgical Products and Genzyme Tissue Repair.

  (B13) To eliminate Genzyme Surgical Products' loss from earnings allocated to Genzyme General Stock to reflect the change in Genzyme's earnings allocation resulting from the creation and distribution of Surgical Products Stock in June 1999.

III. PRO FORMA ADJUSTMENTS TO GENZYME BIOSURGERY'S COMBINED BALANCE SHEET

  (B14) To record the acquisition of the net assets of Biomatrix for an aggregate purchase price of $482.4 million (see Note 2A). The intangible assets of approximately $396.2 million are as follows:

                                                        USEFUL LIFE     AMOUNTS
DESCRIPTION                                              IN YEARS     IN THOUSANDS
-----------                                             -----------   ------------
Workforce.............................................      5.0         $  2,017
Non-compete agreements................................      1.5              640
Distribution agreements...............................      8.0           13,950
Trademark/trade name..................................     11.0           48,746
Patented core technology..............................     11.0           59,877
Current products technology...........................     11.0          159,624
Goodwill..............................................     11.0          111,320
                                                                        --------
    Total.............................................                  $396,174
                                                                        ========

       The $82.1 million allocated to in-process technology has been charged to accumulated deficit for purposes of pro forma balance sheet presentation only and was charged to expense in Genzyme Biosurgery's historical financial statements upon completion of the merger with Biomatrix. The goodwill of $111.3 million consists of the excess of the purchase price over the fair market value of net assets acquired. A deferred tax liability of $107.0 million has been generated from the creation of intangible assets, excluding goodwill. An amount of $200.0 million of debt was obtained by Genzyme and allocated to Genzyme Biosurgery in order to finance the cash payment portion of the purchase price, and the remaining approximately $52.4 million was paid from the existing cash balances.

       The purchase price includes $11.4 million for the estimated fair value of the Genzyme Biosurgery options that were issued in exchange for the Biomatrix options. This estimated fair value was calculated using the Black-Scholes option pricing model based on a stock price of $11.79, which is the value ascribed to the Biosurgery Stock for purchase price accounting, and other assumptions in the Black-Scholes model. The portion of the intrinsic value of unvested options relating to future service, which is estimated to be $66,000, has been allocated to deferred compensation in the pro forma consolidated balance sheet. In the pro forma consolidated statements of operations, compensation expense has been recorded to reflect the amortization of this deferred compensation over the average remaining vesting period of approximately 3 years.

  (B15) To record $18.8 million of accrued expenses related to the estimated acquisition costs and liabilities for exit activities that have not been reflected in the historical balances as of September 30, 2000.

  (B16) To eliminate Biomatrix historical stockholders' equity amounts totaling $91.4 million, except for the Biomatrix notes receivable of $14.7 million, which remained outstanding upon completion of the transaction. Biomatrix received these full recourse notes in exchange for the purchase of Biomatrix common stock at fair market value by certain officers, directors and a consultant in accordance with a restricted stock plan. To the extent the holders receive cash, as consideration for their restricted shares, it must be used to repay the balance of the same quantity of shares under the notes. Therefore, the balance of the notes could change. The quantity of the decrease to the balance of the notes will not be known until the acquisition is effective.

  (B17) To record the reallocation of Genzyme Surgical Products and Genzyme Tissue Repair to Genzyme Biosurgery.

  (B18) To record inventory and fixed assets of Biomatrix at fair value, by increasing the inventory by $11.3 million and decreasing the fixed assets by $0.5 million. The increased basis for the inventory valuation will result in a $11.3 million decrease in gross margin as the units are sold, after the acquisition.

IV. PRO FORMA ADJUSTMENTS TO GENZYME BIOSURGERY'S COMBINED STATEMENTS OF OPERATIONS

  (B19) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                                        ASSIGNED      ANNUAL
                                                         VALUE     AMORTIZATION
                                                        --------   ------------
INTANGIBLE ASSETS:
  Workforce (5 years).................................  $  2,017      $   404
  Non-compete agreements (1.5 years)..................       640          427
  Distribution agreements (8 years)...................    13,950        1,744
  Trademark/trade name (11 years).....................    48,746        4,431
  Patented core technology (11 years).................    59,877        5,443
  Current products technology (11 years)..............   159,624       14,511
  Goodwill (11 years).................................   111,320       10,120
                                                        --------      -------
      Pro forma adjustment for amortization of
        intangibles...................................  $396,174      $37,080
                                                        ========      =======

  (B20) To record the following:

       - Amortization of deferred compensation associated with Genzyme Biosurgery options that were issued in exchange for Biomatrix options;

       - Impact of the additional expense associated with the increased basis for the Biomatrix inventory;

       - Impact of the reduced depreciation expense related to the decreased basis of Biomatrix's fixed assets.

  (B21) To eliminate Biomatrix' weighted average shares outstanding, and to record the cancellation of Surgical Products Stock and Tissue Repair Stock.

  (B22) To adjust the tax provision for the impact of the amortization of acquired intangibles, the reduction in investment income, the additional interest expense and the amortization of the deferred tax liability established in purchase accounting. Income taxes are allocated to Genzyme Biosurgery based upon the financial statement income, taxable income, credits and other amounts properly allocable to each division under generally accepted accounting principles as if it were a separate taxpayer.

  (B23) To record interest expense that would have been incurred on the $200.0 million of debt, at a rate of 7.5% per annum; and to reduce the investment income balance to reflect the payment of $52.4 million of cash at a rate of return of 5.45% per annum.

(5) PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF GELTEX

    The following adjustments reflect the acquisition of GelTex by Genzyme for a combination of cash and stock and the replacement of GelTex options and warrants with options and warrants to purchase Genzyme General Stock. As part of the acquisition of GelTex, Genzyme acquired all of GelTex's interest in RenaGel LLC, a joint venture between Genzyme and GelTex. Prior to the acquisition of GelTex, Genzyme accounted for its investment in RenaGel LLC under the equity method. The adjustments below reflect the consolidation of RenaGel LLC into Genzyme's financial statements and accounting for Genzyme's purchase of GelTex' interest in the joint venture using the purchase method of accounting.

I. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATIONS' COMBINED BALANCE SHEETS

  (G1) To record the acquisition of the net assets of GelTex for an aggregate purchase price of $1,076.0 million. The aggregate purchase price is comprised of the following (amounts in thousands):

Issuance of 7,886,404 shares of Genzyme General Stock.......  $  491,181
Cash payment................................................     515,151
                                                              ----------
Subtotal....................................................   1,006,332
Basis of GelTex investment..................................       2,500
Issuance of Genzyme General options and warrants to GelTex
  option and warrant holders................................      62,882
Acquisition costs...........................................       4,321
                                                              ----------
Aggregate purchase price....................................  $1,076,035
                                                              ==========

    The aggregate purchase price of $1,076.0 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair value as of September 30, 2000 (amounts in thousands):

Cash and investments........................................  $  141,841
Prepaid expenses and other current assets...................      12,511
Inventory...................................................      14,722
Property, plant & equipment.................................      46,645
Intangible assets (to be amortized over 5 to 15 years)......     465,109
Goodwill (to be amortized over 15 years)....................     450,953
In-process research and development.........................     118,048
Deferred tax asset..........................................      35,016
Deferred compensation.......................................      10,206
Assumed liabilities.........................................     (40,327)
Forward contracts...........................................      (1,300)
Interest rate swaps.........................................      (1,904)
Deferred tax liability......................................    (175,485)
                                                              ----------
Aggregate purchase price....................................  $1,076,035
                                                              ==========

    The $118.0 million allocated to in-process technology has been charged to retained earnings for purposes of pro forma balance sheet presentation only and was charged to expense in Genzyme's historical financial statements upon completion of the merger with GelTex. The goodwill of $451.0 million consists of the excess of the purchase price over the fair market value of net assets acquired. A deferred tax liability of $175.5 million has been generated from the creation of intangible assets, excluding goodwill. An amount of $150.0 million of debt was obtained by Genzyme and allocated to Genzyme General in order to finance the cash payment portion of the purchase price, and the remaining approximately $365.2 million was paid from the existing cash and investment balances. The purchase price includes $62.9 million for the estimated fair value of the Genzyme General options and warrants that were issued in exchange for the GelTex options and warrants. This estimated fair value was calculated using the Black-Scholes valuation model. The portion of the intrinsic value of unvested options relating to future service, which is estimated to be $10.2 million, has been allocated to deferred compensation in the pro forma consolidated balance sheet. In the pro forma consolidated statements of operations, compensation expense has been recorded to reflect the amortization of this deferred compensation over the average remaining vesting period of approximately one year. This amortization expense of approximately $10.2 million has been recorded to the appropriate expense category based on the payroll classification of the grantee. The remaining vesting period of approximately one year is the result of a consent granted by Genzyme to GelTex pursuant to the merger agreement which allows GelTex to amend GelTex options granted to employees before the effective date of the merger to provide that vesting will be accelerated as of the first anniversary of the effective date of the merger as long as they remain employees of GelTex or Genzyme on the one year anniversary date.

    (G2) To record $4.3 million of accrued expenses related to the estimated acquisition costs that have not been reflected in the historical balances as of September 30, 2000.

    (G3) To eliminate GelTex's historical stockholders' equity amounts totaling $176.1 million.

    (G4) To eliminate intercompany balances between Genzyme, GelTex and RenaGel LLC.

    (G5) To eliminate GelTex's intangible assets.

    (G6) To eliminate Genzyme's and GelTex's investment in RenaGel LLC and to consolidate RenaGel LLC with Genzyme. The assets of the joint venture have been adjusted to fair value to the extent of the percentage ownership of RenaGel LLC acquired by Genzyme in this transaction (i.e., 50%). Assets of RenaGel LLC for which book value does not approximate fair value are as follows (amounts in thousands):

DESCRIPTION                                 BOOK VALUE   FAIR VALUE   RECORDED VALUE
-----------                                 ----------   ----------   --------------
Inventory.................................    $13,461     $ 29,773       $ 21,617
Renagel Technology........................         --      232,540        116,270

    The inventory and Renagel technology are reflected in adjustment (G1) above. The increased basis for the inventory will result in a $8.2 million decrease to Genzyme's gross margin as the units are sold after the acquisition.

II. PRO FORMA ADJUSTMENTS TO GENZYME CORPORATION'S COMBINED STATEMENTS OF OPERATIONS

    (G7) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

INTANGIBLE ASSETS:                                            ASSIGNED VALUE   ANNUAL AMORTIZATION
------------------                                            --------------   -------------------
Workforce (5 years).........................................     $  2,327            $   465
Patents (15 years)..........................................      115,772              7,718
Trademarks/trade name (15 years)............................        6,526                435
Core technology (15 years)..................................       65,313              4,354
Current products technology (5 to 15 years).................      275,171             19,948
Goodwill (15 years).........................................      450,953             30,065
                                                                 --------            -------
Pro forma adjustment for amortization of intangibles........     $916,062            $62,985
                                                                 ========            =======

    (G8) To record the following:

       - Amortization of deferred compensation associated with Genzyme General options that were issued in exchange for GelTex options;

       - Impact of the additional expense associated with the increased basis for the Renagel LLC inventory of $8.2 million;

       - Impact of the additional depreciation expense related to the increased basis of GelTex's fixed assets.

    (G9) To eliminate GelTex's weighted average shares outstanding, to reflect the issuance of 7,886,404 shares of Genzyme General Stock and to reflect the dilutive effect of the issuance of options to purchase Genzyme General Stock to holders of GelTex options.

    (G10) To record interest expense that would have been incurred on the $150.0 million of debt, at a rate of 7.5% per annum; and to reduce the investment income balance to reflect the payment of $365.2 million of cash at a rate of return of 5.45% per annum.

    (G11) To eliminate intercompany transactions between Genzyme, GelTex and RenaGel LLC.

    (G12) To eliminate Genzyme's and GelTex's equity in the net loss of RenaGel LLC and to consolidate RenaGel LLC with Genzyme.

    (G13) To adjust the tax provision for the impact of the reduction in investment income, the additional interest expense and the amortization of the deferred tax liability established in purchase accounting.

    (G14) The net income (loss) of GelTex has been transferred to the calculation of net income per share allocated to Genzyme General Stock.

                                  EXHIBIT INDEX

EXHIBIT
  NO.             DESCRIPTION

2 Agreement and Plan of Merger, dated as of March 6, 2000, among Genzyme, Seagull Merger Corporation and Biomatrix, as amended. Previously filed as Annex A to Amendment No. 2 to Genzyme's Registration Statement on Form S-4 (Commission File No. 333-34972) filed with the SEC on October 27, 2000 and incorporated herein by reference.

23       Consent of PricewaterhouseCoopers LLP. Filed herewith.

99.1 The audited financial statements of Biomatrix as of December 31, 1999 and 1998 and for each of the three years in the period ended
         December 31, 1999, including the report of independent auditors (as reported on pages F-1 to F-21 of the Annual Report on Form 10-K of Biomatrix for the fiscal year ended December 31, 1999 (filed on March 30, 2000), as amended on April 26, 2000 and October 26, 2000)). Filed herewith.

99.2 The unaudited financial statements of Biomatrix as of and for the nine months ended September 30, 2000 and 1999 (as reported on pages 3 to 14 of the Quarterly Report on Form 10-Q of Biomatrix for the quarter ended September 30, 2000 (filed November 14, 2000)). Filed herewith.